Rider attached to and forming a part of Contract issued by MONY Life Insurance Company of America

The effective date of this Rider is the date of issue of the Contract. If any provision of this Rider is inconsistent with any provision of the Contract, the Rider provision controls the Rider.

GUARANTEED MINIMUM INCOME BENEFIT RIDER

The Benefit

What is the benefit of this rider?

This Rider provides a guaranteed minimum value called the “Guaranteed Annuitization Value”. If certain conditions are met, the Guaranteed Annuitization Value may be used to provide lifetime Annuity Payments (income payments) that are greater than the Annuity Payments that would be provided by the Fund Value described in the Contract.

What does “Annuitization” mean?

“Annuitization” is the process where value under the Contract is used to provide Annuity Payments.

How is the Guaranteed Annuitization Value calculated?

The Guaranteed Annuitization Value is the sum of all net Purchase Payments made plus interest accumulated at an annual rate of 5% reduced proportionately for each partial surrender.

Such interest is credited from the date we receive the Purchase Payment to the contract anniversary immediately prior to the Annuitant’s 81st birthday.

Partial surrenders reflect any Market Value Adjustment, if applicable, and any Surrender Charge (See the Full or Partial Surrenders section of the Contract).

Is there a limit on the Guaranteed Annuitization Value?

Yes. The Guaranteed Annuitization Value can not exceed 200% of the net Purchase Payments paid, reduced proportionately for any partial surrenders (reflecting any Market Value Adjustment, if applicable, and any Surrender Charge) and less any Debt due us, if applicable.

How are proportionate reductions determined?

For each partial surrender, the proportionate reduction is equal to the amount of that partial surrender divided by the Fund Value immediately before that partial surrender, multiplied by the Guaranteed Annuitization Value immediately before that partial surrender.

What conditions must be met for annuitization using the Guaranteed Annuitization Value?

For annuitization using the Guaranteed Annuitization Value the following conditions must be met:

1.	The Contract must have been in force for at least 7 years.
2.	The Annuitant must have attained age 60.
3.	The annuitization must be elected within 30 days after a contract anniversary.
4.	The Settlement Option chosen must be payable over the lifetime of a single Payee, or joint Payees.
5.	The entire amount of Guaranteed Annuitization Value must be used for annuitization.

Payment is subject to all provisions and limitations of this Rider and the Contract to which it is attached.

What monthly income rates will be used for annuitization using the Guaranteed Annuitization Value?

The Guaranteed Annuitization Value provides Annuity Payments based on the 1983 Annuity Table a with Projection Scale G with 3% interest.

After Annuitization using the Guaranteed Annuitization Value, can I make withdrawals?

No. Once Annuity Payments provided by the Guaranteed Annuitization Value begin, no withdrawals may be made.

Can I annuitize the Contract at any time?

Yes. You can annuitize the Contract at any time using the Contract’s Fund Value.

Rider Cost

What is the cost of this Rider?

The cost of this Rider is a Daily Mortality/Expense Risk Charge shown in Section 1. The Charge is in addition to the Mortality/Expense Risk Charges otherwise applicable and will not change for the duration of the Contract.

Rider Termination

Can I terminate this Rider?

No. This Rider can not be terminated and will remain in force for the duration of the Contract.

When will this Rider end?

This Rider will end on the earliest of:

(a)	the date of the Owner’s death;
(b)	the date of the Annuitant’s death;
(c)	the Annuity Starting Date;
(d)	the date the Contract is surrendered for its Cash Value.

What does it mean when the Rider ends?

On and after its end, this rider will have no force.

Rider attached to and forming a part of Contract issued by MONY Life Insurance Company of America

The effective date of this Rider is the date of issue of the Contract. If any provision of this Rider is inconsistent with any provision of the Contract, the Rider provision controls the Rider.

GUARANTEED MINIMUM DEATH BENEFIT RIDER

The Benefit

What is the benefit of this rider?

This Rider provides an enhanced Guaranteed Minimum Death Benefit called the “Enhanced Death Benefit”. The Enhanced Death Benefit, if greater than the Death Benefit described in the Contract, is payable to the Beneficiary of the Contract upon the death of the Annuitant (or Secondary Annuitant, if applicable) prior to the Annuity Starting Date.

How is the Enhanced Death Benefit recalculated on each contract anniversary?

On the first contract anniversary, the Enhanced Death Benefit is equal to the Fund Value of the Contract. Measured from that first anniversary, on each subsequent anniversary that occurs prior to the Annuitant’s 81st birthday, the Enhanced Death Benefit will be recalculated to equal the greater of:

(a)	the Fund Value on that contract anniversary; or
(b)	the current Enhanced Death Benefit:
(i)	reduced proportionately by each partial surrender made since the most recent recalculation anniversary (reflecting any Market Value Adjustment, if applicable, and any Surrender Charge);
(ii)	plus any net Purchase Payments made since the most recent recalculation anniversary.

What is the amount of the Enhanced Death Benefit upon the death of the Annuitant (or Secondary Annuitant)?

Upon the death of the Annuitant (or Secondary Annuitant) the amount payable will be:

(a)	the current Enhanced Death Benefit reduced proportionately by each partial surrender made since the most recent recalculation anniversary (reflecting any Market Value Adjustment, if applicable, and any Surrender Charge) and less any Debt due us, if applicable; plus
(b)	any net Purchase Payments made since the most recent recalculation anniversary.

Payment is subject to all provisions and limitations of this Rider and the Contract to which it is attached.

Is there a limit on the Enhanced Death Benefit?

Yes. The Enhanced Death Benefit can not exceed 200% of the total Purchase Payments paid, reduced proportionately for any partial surrenders (reflecting any Market Value Adjustment, if applicable, and any Surrender Charge) and less any Debt due us, if applicable.

How are proportionate reductions determined?

For each partial surrender, the proportionate reduction is equal to the amount of that partial surrender divided by the Fund Value immediately before that partial surrender, multiplied by the Enhanced Death Benefit immediately before that partial surrender.

Rider Cost

Is there an additional cost for this Rider deducted from the Contract?

Yes. The cost for this rider is a Daily Mortality/Expense Risk Charge shown in Section 1. This Charge is in addition to the Mortality/Expense Risk charges otherwise applicable and will not change for the duration of the Contract.

Rider Termination

Can I terminate this Rider?

No. This Rider can not be terminated and will remain in force for the duration of the Contract.

When will this Rider end?

This Rider will end on the earliest of:

(a)	the date of the Owner’s death;
(b)	the date of the Annuitant’s death;
(c)	the Annuity Starting Date;
(d)	the date the Contract is surrendered for its Cash Value.

What does it mean when the rider ends?

On and after its end, this rider will have no force.

Rider attached to and forming a part of Contract issued by MONY Life Insurance Company of America

The effective date of this Rider is the date of issue of the Contract. If any provision of this Rider is inconsistent with any provision of the Contract, the Rider provision controls the Rider.

EARNINGS INCREASE DEATH BENEFIT RIDER

The Benefit

What is the benefit of this rider?

This Rider provides for an additional death benefit called the “Earnings Increase Amount” that may be added to the Death Benefit otherwise payable under the contract or other riders.

How is the Earnings Increase Amount calculated?

The Earnings Increase Amount is calculated as of the date we receive due proof of death of the Annuitant (or Secondary Annuitant) prior to the Annuity Starting Date.

(i)	do not include Purchase Payments made during the 12 month period immediately prior to the date we receive due proof of death; and
(ii)	reflect any partial surrenders made, including any Market Value Adjustment, if applicable, any Surrender Charge and less any Debt due us, if applicable.

If the Annuitant was age 69 or younger on the Contract’s Effective Date, then the Earnings Increase Amount is equal to 40% of the lesser of: (a) net Purchase Payments; or (b) Fund Value minus net Purchase Payments.

If the Annuitant was age 70 or older on the Contract’s Effective Date then, the Earnings Increase Amount is equal to 25% of the lesser of: (a) net Purchase Payments; or (b) Fund Value minus net Purchase Payments.

What amount is payable upon the death of the Annuitant (or Secondary Annuitant)?

Upon the death of the Annuitant (or Secondary Annuitant), the amount payable will be the applicable Earnings Increase Amount described above plus the greatest applicable Death Benefit otherwise provided under the contract or any other rider.

Payment is subject to all provisions and limitations of this Rider and the Contract to which it is attached.

Rider Cost

Is there an additional cost for this Rider deducted from the Contract?

Yes. The cost for this Rider is a Daily Mortality/Expense Risk Charge shown in Section 1. The Charge is in addition to the Mortality/Expense Risk Charges otherwise applicable and will not change for the duration of the Contract.

Rider Termination

Can I terminate this Rider?

No. This Rider can not be terminated and will remain in force for the duration of the Contract.

When will this Rider end?

This Rider will end on the earliest of:

(a)	the date of the Owner’s death;
(b)	the date of the Annuitant’s death;
(c)	the Annuity Starting Date;
(d)	the date the Contract is surrendered for its Cash Value.

What does it mean when the rider ends?

On and after its end, this rider will have no force.

Rider attached to and forming a part of Contract issued by MONY Life Insurance Company of America

The effective date of this Rider is the date of issue of the Contract. If any provision of this Rider is inconsistent with any provision of the Contract, the Rider provision controls the Rider.

GUARANTEED MINIMUM DEATH BENEFIT RIDER WITH 5% ANNUAL INTEREST

The Benefit

What is the benefit of this rider?

This Rider provides an Enhanced Death Benefit which, if greater than the Death Benefit described in the Contract or in any other Guaranteed Minimum Death Benefit rider, is payable to the Beneficiary of the Contract. Payment is made upon the death of the Annuitant (or Secondary Annuitant, if applicable) prior to the Annuity Starting Date.

How is the Enhanced Death Benefit calculated?

The Enhanced Death Benefit will be calculated as of the date we receive due proof of death of the Annuitant (or Secondary Annuitant) prior to the Annuity Starting Date as follows:

Step 1: Accumulate each Purchase Payment at an annual rate of 5% interest from the date of the Purchase Payment to the date we receive due proof of death, but not beyond the most recent contract anniversary prior to the Annuitant’s 81st birthday.

Step 2: Accumulate each partial surrender (including any Market Value Adjustment and any Surrender Charge) at an annual rate of 5% interest from the date of the partial surrender to the date we receive due proof of death, but not beyond the most recent contract anniversary prior to the Annuitant’s 81st birthday.

Step 3: Subtract the total amount in Step 2 from the total amount in Step 1.

Step 4: Subtract any partial surrender made after the most recent policy anniversary prior to the Annuitant’s 81st birthday but before the date we receive due proof of death.

Step 5: Add any Purchase Payments made after the most recent policy anniversary prior to the Annuitant’s 81st birthday but before the date we receive due proof of death.

Step 6: Subtract any Debt due us, if applicable.

Payment is subject to all provisions and limitations of this Rider and the Contract to which it is attached.

Is there a limit on the Enhanced Death Benefit?

Yes. The Enhanced Death Benefit can not exceed 200% of the total Purchase Payments paid, reduced proportionately for any partial surrenders (reflecting any Market Value Adjustment, if applicable, and any Surrender Charge) and less any Debt due us, if applicable.

How are proportionate reductions determined?

For each partial surrender, the proportionate reduction is equal to the amount of that partial surrender divided by the Fund Value immediately before that partial surrender, multiplied by the Enhanced Death Benefit immediately before that partial surrender.

Rider Cost

Is there an additional cost for this Rider deducted from the Contract?

Yes. The cost for this rider is a Daily Mortality/Expense Risk Charge shown in Section 1. This Charge is in addition to the Mortality/Expense Risk Charges otherwise applicable and will not change for the duration of the Contract.

Rider Termination

Can I terminate this Rider?

No. This rider can not be terminated and will remain in force for the duration of the Contract.

When will this Rider end?

This Rider will end on the earliest of:

(a)	the date of the Owner’s death;
(b)	the date of the Annuitant’s death;
(c)	the Annuity Starting Date;
(d)	the date the Contract is surrendered for its Cash Value.

What does it mean when the rider ends?

On and after its end, this rider will have no force.

Rider attached to and forming a part of Contract issued by MONY Life Insurance Company of America

The effective date of this Rider is the date of issue of the Contract. If any provision of this Rider is inconsistent with any provision of the Contract, the Rider provision controls the Rider.

NURSING HOME WAIVER RIDER

The Benefit

What is the benefit of this rider?

This Rider provides for the waiver of surrender charges for a full or partial surrender if the Owner is confined in a Nursing Home (as defined below) and certain conditions are met.

What is a “Nursing Home”?

A Nursing Home is a facility which:

1.	is licensed by or legally operated in a state as a skilled or intermediate care facility;
2.	provides 24 hour per day nursing care under the supervision of a registered nurse to persons who do not require hospitalization but who do require care above the level of room and board with assistance;
3.	is under the supervision of a Physician;
4.	maintains a daily clinical record of each patient in conformance with a plan of care.

Nursing Home does not include a hospital or a facility licensed only to offer supervised or assisted room and board, rest care, care of the aged or treatment of alcoholism, drug additions or mental or nervous disorders.

What conditions must be met in order for the waiver of surrender charges to apply to a full or partial surrender?

At the time a request for a full or partial surrender is made, the following conditions must be met:

1.	we must receive proof that the Owner is currently confined to a Nursing Home and has spent a period of 90 consecutive days in the Nursing Home;
2.	the confinement must have been prescribed by a Physician;
3.	the 90-day period must have started after the Contract’s first anniversary.

Rider Cost

Is there an additional cost for this Rider deducted from the Contract?

No. The cost for this Rider is included in the Daily Mortality/Expense Risk Charge of the Contract.

Rider Termination

When will this Rider end?

This Rider will end on the earliest of:

(a)	the date of the Owner’s death;
(b)	the date of the Annuitant’s death;
(c)	the Annuity Starting Date;
(d)	the date the Contract is surrendered for its Cash Value.

What does it mean when the rider ends?

On and after its end, this rider will have no force.